UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2014

JIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-35367

Delaware	42-1515522
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

325 Lytton Avenue, Suite 200, Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-319-1920

Former name or former address if changed since last report: no change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Jive Software, Inc. Annual Meeting of Shareholders held on May 16, 2014, the Company’s shareholders (i) elected three Class III directors; (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accountants for the year ending December 31, 2014; and (iii) considered an advisory vote to approve the compensation of the named executive officers for the fiscal year ended December 31, 2013.

Proposal 1.	Election of Directors to serve three-year terms:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Thomas J. Reilly	54,483,458	375,537	7,498,872
Charles (“Chuck”) J. Robel	54,070,094	788,901	7,498,872
Anthony Zingale	54,033,523	825,472	7,498,872

Proposal 2.	Ratification of KPMG LLP as Independent Registered Public Accountants for the Year Ending December 31, 2014:

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,121,367	157,914	78,586	—

Proposal 3.	Consideration of an advisory vote to approve the compensation of the named executive officers for the fiscal year ended December 31, 2013:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,632,724	5,105,500	120,771	7,498,872

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2014	JIVE SOFTWARE, INC.

	By:	/s/ Bryan J. LeBlanc
Bryan J. LeBlanc Chief Financial Officer

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